FAM SERIES FUND, INC.
         MERCURY INTERMEDIATE GOVERNMENT PORTFOLIO
              MERCURY CORE BOND STRATEGY PORTFOLIO
                       MERCURY HIGH YIELD PORTFOLIO


                  Supplement dated December 1, 2005 to the
                           Prospectus dated May 1, 2005


The following change is made to the Prospectus of each of Mercury Intermediate Government Portfolio, Mercury Core Bond Strategy Portfolio and Mercury High Yield Portfolio (each a "Portfolio").

The section captioned "Dividends and Taxes" on page A-26 of each Portfolio's Prospectus is amended to delete the first paragraph under the heading and replace it with the following

The Money Reserve, Intermediate Government Bond, High Yield and Core
Bond Strategy Portfolios declare dividends daily and reinvest dividends monthly in additional full and fractional shares of the respective Portfolio. The Global Allocation Strategy, Large Cap Core Strategy, Fundamental
Growth Strategy and Balanced Capital Strategy Portfolios declare dividends at least semi-annually and reinvest dividends at least semi-annually in additional shares of the respective Portfolios.